UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 30, 2021

OppFi Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 E. Randolph Street, Suite 3400

Chicago, Illinois 60601

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (312) 212-8079

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.0001 per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230-405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 30, 2021, Opportunity Financial, LLC, a Delaware limited liability company (“OppFi-LLC”) and subsidiary of OppFi Inc., a Delaware corporation (the “Company”), Opportunity Funding SPE IV, LLC, a Delaware limited liability company and wholly owned subsidiary of OppFi-LLC (“OF IV Borrower”), SalaryTap Funding SPE, LLC, a Delaware limited liability company and indirect wholly owned subsidiary of OppFi-LLC (“STF Borrower”), and the other credit parties and guarantors thereto, entered into Amendment No. 6 (the “Amendment”) to that certain Revolving Credit Agreement, dated as of August 19, 2019 (the “Credit Agreement”), by and among OppFi-LLC, OF IV Borrower, the other credit parties and guarantors thereto, BMO Harris Bank N.A. as administrative agent and collateral agent, and the lenders party thereto.

The Amendment amends the Credit Agreement to, among other things, add STF Borrower as an additional borrower under the Credit Agreement, permit the pledge of SalaryTap receivables under the Credit Agreement, increase the size of the facility under the Credit Agreement from $25 million to $45 million, increase the accordion feature under the Credit Agreement from $20 million to $30 million and extend the revolving period of the Credit Agreement to August 19, 2023.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01 Changes in Registrant’s Certifying Accountant.

As previously disclosed, on July 20, 2021 the Company, completed the transactions contemplated by that certain Business Combination Agreement, dated as of February 9, 2021 (the “Business Combination Agreement”), by and among the Company, OppFi-LLC, OppFi Shares, LLC, a Delaware limited liability company and Todd Schwartz, in his capacity as the representative of the members of OppFi-LLC immediately prior to the closing of the transactions contemplated by the Business Combination Agreement (“Business Combination”). For accounting purposes, OppFi-LLC was considered the accounting acquirer in the Business Combination. RSM US LLP (“RSM”) was the independent registered public accounting firm for OppFi-LLC and its consolidated subsidiaries prior to the Business Combination.

On October 4, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) dismissed Plante & Moran, PLLC (“Plante”) as the Company’s independent registered public accounting firm. Plante was the independent registered public accounting firm for the Company prior to the Business Combination.

During the period from June 24, 2020 (inception) through October 4, 2021, there were no (i) disagreements with Plante on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or (ii) reportable events under Item 304(a)(1)(v) of Regulation S-K. The report of Plante on the Company’s balance sheet as of December 31, 2020, and the related statements of income, changes in stockholder’s equity and cash flows for the period from June 24, 2020 (inception) through December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles. A letter from Plante is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 4, 2021, the Audit Committee engaged RSM as the Company’s independent registered public accounting firm. During the period from June 24, 2020 (inception) through October 4, 2021, neither the Company nor anyone on the Company’s behalf consulted RSM with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by RSM that RSM concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement under paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event under paragraph 304(a)(1)(v) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On October 5, 2021, the Company issued a press release announcing the Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and in Exhibits 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Index
Exhibit No.	Description

10.1†+	Amendment No. 6 to Revolving Credit Agreement, dated September 30, 2021, by and among Opportunity Financial, LLC, Opportunity Funding SPE IV LLC, OppWin, LLC, SalaryTap, LLC, SalaryTap Funding SPE, LLC, the other parties thereto and BMO Harris Bank N.A.

16.1	Letter from Plante & Moran, PLLC to the Securities and Exchange Commission, dated October 5, 2021.

99.1	Press Release dated October 5, 2021.

104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

†	Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item (601)(b)(10).
+

Certain of the exhibits and schedules to this exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2021		OPPFI INC.

	By:	/s/ Shiven Shah
	Name:	Shiven Shah
	Title:	Chief Financial Officer